UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                             FORM 8-K

                          CURRENT REPORT





             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported):  July 6, 1999
                                                   _______________


                       LSB INDUSTRIES, INC.
      _____________________________________________________
      (Exact name of registrant as specified in its charter)



    Delaware                 1-7677             73-1015226
________________         _______________     __________________
(State or other         (Commission File    (IRS Employer
 jurisdiction of           Number)          Identification No.)
  incorporation)




16 South Pennsylvania Avenue, Oklahoma City, Oklahoma     73107
_____________________________________________________   _________
 (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (405) 235-4546
                                                   _______________


                          Not applicable
   ___________________________________________________________
  (Former name or former address, if changed since last report)

Item 5.   Other Information.
          _________________

     On July 6, 1999, the New York Stock Exchange ("NYSE") suspended the registrant's common stock and $3.25 Convertible Exchangeable Class C Preferred Stock, Series 2 (the "Preferred Stock") from trading on the NYSE, and the NYSE notified the registrant that the NYSE intends to
delist the registrant's common stock and Preferred Stock.   The NYSE
cited certain quantitative listing criteria for the suspension and proposed delisting of the common stock and Preferred Stock. The registrant's common stock is currently being traded on the NASDAQ bulletin board over-the-counter market under the symbol "LSBD," and the registrant intends to take steps to allow the Preferred Stock to trade in the over-the-counter market.

     Copies of the related press releases are included as exhibits to this filing and are incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
          _________________________________

          (c)  Exhibits.

               99.1 Press release, dated June 14, 1999.

               99.2 Press release, dated June 29, 1999.

               99.3 Press release, dated July 2, 1999.

               99.4 Press release, dated July 9, 1999.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: July 26, 1999.

                              LSB INDUSTRIES, INC.



                              By:  /s/ Tony M. Shelby
                                 _______________________________
                                   Tony M. Shelby
                                   Senior Vice President and
                                   Chief Financial Officer




























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